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                                                                  Exhibit 10.232

CIT                                    Tel: 800 553-8778
Equipment Rental and Finance--US       P.O. Box 27248
1540 W. Fountainhead Parkway           Tempe, AZ 85285-7248
Tempe, AZ 85282                        www.cit.com

[CIT LOGO]

Ready Mix, Inc.
3430 E. Flamingo Rd. #100
Las Vegas, NV 89121-5018

                   RE: AMENDMENT OF REVOLVING LOAN AGREEMENT

Gentlemen:

Reference is made to the Revolving Loan Agreement, dated July 27, 2001, as amended (the "Loan Agreement"), between Ready Mix, Inc., (the "Company") and The CIT Group/Equipment Financing, Inc. ("CIT").

The Loan Agreement shall be amended as follows:

1.  Section 1 of the Loan Agreement: "governing rate" plus 1.50%, is amended to
                                                           -----
    read: "governing rate" plus 1.25%.
                                -----

Except as modified herein, the Loan Agreement and all documents executed in connection therewith shall continue in full force and effect.

Sincerely,
The CIT Group/Equipment Financing, Inc.


By                   Title:
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ACKNOWLEDGED AND AGREED TO:            GUARANTOR ACKNOWLEDGEMENT:

Ready Mix, Inc.                        Meadow Valley Corporation


By:/s/ Clint Tryon  Title: Sec/Treas.  By:/s/ Kenneth D. Nelson Title: V.P.
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   April 1, 2003                       Meadow Valley Contractors, Inc.

                                       By:/s/ Bradley E. Larson Title: President
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